(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report

June 30, 2001


Mercury
HW International
Value Fund
of Mercury HW Funds

www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.



Mercury HW International Value Fund
of Mercury HW Funds
725 South Figueroa Street, Suite 4000
Los Angeles, CA
90017-5400


Printed on post-consumer recycled paper


PORTFOLIO INFORMATION


WORLDWIDE INVESTMENTS AS OF JUNE 30, 2001

Ten Largest                         Percent of
Equity Holdings                     Net Assets

Nintendo Company Ltd.                   3.8%
Aventis SA                              3.2
Unilever PLC                            2.7
Takefuji Corporation                    2.6
Allied Domecq PLC                       2.5
Canon, Inc.                             2.5
Repsol-YPF, SA                          2.4
Total Fina SA 'B'                       2.4
Manulife Financial Corporation          2.3
Novartis AG (Registered Shares)         2.3


Five Largest                       Percent of
Industries                         Net Assets

Telecommunications                     11.0%
Regional Banks                          8.0
Electric--Utilities                     5.6
Pharmaceuticals                         5.5
Small Loans & Finance                   5.4



June 30, 2001  Mercury HW International Value Fund



DEAR SHAREHOLDER


Fiscal Year in Review
We are pleased to present to you this annual report of Mercury HW International Value Fund. For the fiscal year ended June 30, 2001, the Fund's Class I and Class A Shares had total returns of -7.79% and -8.00%, respectively, outperforming the unmanaged benchmark Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, which had a total return of -23.32%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5 - 8 of this report to shareholders.) The Fund continued to benefit from investors reassessing the high valuations attributed to many technology and growth-related companies; the process of adjustment that began in March 2000 continued for the year ended June 30, 2001, leading to good relative performance from many previously unfashionable stocks. For investors in international equities, the second quarter of 2001 marked the sixth successive quarter of negative returns and currently matches the bear market of 1973 -1974 for duration if not depth.

Value stocks fared better than their growth counterparts, with the MSCI EAFE Value Index returning -12.7% for the same 12-month period, while the MSCI EAFE Growth Index had a return of -33.1%. Stock markets have been characterized by volatile trading conditions with regular changes in leadership, although defensive sectors have in general been in favor for their earnings visibility. With economic activity decelerating in almost every region, after a number of years of strong growth, investors have re-evaluated the prospects for companies delivering reliable earnings, which make up a significant proportion of the Fund's portfolio.

The best-performing sectors during the year have all been found in the defensive area, led by food and beverages as well as retailing and pharmaceuticals, which all provided positive absolute returns. An area of significant weakness was information technology, with all sub-components falling by 50% or more. Performance in this sector, previously the star performer for a number of years, was dominated by profit warnings because of order cancellations and capital expenditure reduction from their major customers. Valuations of many stocks in this area have contracted significantly, albeit from overextended levels. Telecom service operators also saw significant underperformance as large debt burdens, incurred as a result of acquisitions and license payments for third-generation mobile services, cut into companies' cashflow and increased the equity holders' risk.

From a country perspective, the best performers were many of the smaller markets, including Ireland, Austria and Norway. Of the larger brethren, the standouts featured the United Kingdom and Switzerland. Conversely, the worst performers included Finland, Sweden, Japan and France. Despite our underweighted position in Japan, the Fund benefited from a number of excellent stock picks in this market. Other features were good stock selection in the United Kingdom and Hong Kong and from our Canadian exposure.

Looking ahead, we anticipate that the liquidity injections from the world's central banks that took place over the last nine months in the major economies will begin to feed through into increased activity if not in 2001 then at some stage during 2002. Consumer price inflation remains relatively subdued, although the European Central Bank is maintaining a cautious tone. Major stock markets remain held in thrall by the twin forces of profit warnings and hopes for economic recovery fueled by interest rate reductions, particularly in the United States. We anticipate investors to continue to focus on fundamental factors such as earnings and cash flow, and in that environment believe that the Fund is well positioned for progress in the future.

In Conclusion
We appreciate your continued support of Mercury HW International
Value Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

(Nancy D. Celick)
Nancy D. Celick
President


(James A. Macmillan)
James A. Macmillan
Portfolio Manager


August 16, 2001

We are pleased to announce that James A. Macmillan is responsible for the day-to-day management of Mercury HW International Value
Fund. Mr. Macmillan has been Portfolio Manager of Mercury Advisors or its affiliates since 1993.



June 30, 2001  Mercury HW International Value Fund



FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE
The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These Shares automatically convert to Class A Shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to the classes, which are deducted from the income available to be paid to shareholders. The Fund's investment adviser voluntarily paid annual operating expenses in excess of 1.0% of average Class I net assets until 3/1/99, when it stopped capping expenses. Without such expense cap, the Fund's performance would have been lower.


June 30, 2001  Mercury HW International Value Fund



FUND PERFORMANCE DATA (CONTINUED)


AVERAGE ANNUAL TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

One Year Ended
6/30/01                                   - 7.79%        -12.63%

Five Years Ended
6/30/01                                   + 7.80         + 6.65

Ten Years Ended
6/30/01                                   +11.89         +11.29

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**
One Year Ended
6/30/01                                    -8.00%        -12.83%

Inception (6/02/99)
through 6/30/01                            +3.92         + 1.25

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



AGGREGATE TOTAL RETURN
                                         % Return        % Return
                                      Without Sales     With Sales
Class B Shares*                           Charge         Charge**

Inception (10/06/00)
through 6/30/01                            -2.01%         -5.59%


*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.

                                         % Return        % Return
                                      Without Sales     With Sales
Class C Shares*                           Charge         Charge**

Inception (10/06/00)
through 6/30/01                            -2.11%         -3.00%

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



June 30, 2001  Mercury HW International Value Fund



FUND PERFORMANCE DATA (CONTINUED)



TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in Mercury HW International Value Fund++ Class I Shares compared to a similar investment in the MSCI EAFE Index++++.
Beginning and ending values are:

                                  6/91           6/01

Mercury HW International Value
Fund++-- Class I Shares*         $ 9,475        $29,138

MSCI EAFE Index++++              $10,000        $19,127



A line graph illustrating the growth of a $10,000 investment in Mercury HW International Value Fund++ Class A Shares compared to a similar investment in the MSCI EAFE Index++++.
Beginning and ending values are:

                                 6/02/99**        6/01

Mercury HW International Value
Fund++-- Class A Shares*         $ 9,475        $10,263

MSCI EAFE Index++++              $10,000        $ 9,242


A line graph illustrating the growth of a $10,000 investment in Mercury HW International Value Fund++ Class B and Class C
Shares compared to a similar investment in the MSCI EAFE
Index++++.Beginning and ending values are:

                                 10/06/00**      6/01

Mercury HW International Value
Fund++-- Class B Shares*         $10,000        $ 9,440

Mercury HW International Value
Fund++-- Class C Shares*         $10,000        $ 9,700

MSCI EAFE Index++++              $10,000        $ 8,305

*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund invests primarily in stocks of companies in developed countries located outside of the United States.
++++This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in US dollars).

Past performance is not indicative of future results.


June 30, 2001  Mercury HW International Value Fund



FUND PERFORMANCE DATA (CONCLUDED)


RECENT PERFORMANCE RESULTS

                                6 Month      12 Month     Ten-Year/Since Inception
As of June 30, 2001           Total Return  Total Return        Total Return
Class I Shares*                  - 6.55%       - 7.79%          +207.53%
Class A Shares*                  - 6.65        - 8.00           +  8.31
Class B Shares*                  - 7.01          --             -  2.01
Class C Shares*                  - 6.87          --             -  2.11
MSCI EAFE Index**                -14.40        -23.32       +91.27/-7.59/-16.95

*Investment results shown do not reflect sales charges. Results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class I Shares, from 6/02/99 for Class A Shares, and from 10/06/00 for Class B and Class C Shares.

**This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in US dollars). Ten-year/since inception total returns are ten years, from 6/02/99 and from 10/06/00, respectively.


June 30, 2001  Mercury HW International Value Fund


SCHEDULE OF INVESTMENTS
                                                                              In US Dollars
                                                                 Shares
Industry                            Investments                    Held               Value
COMMON STOCKS--95.2%
Canada--4.0%
Insurance--Life--2.3%     Manulife Financial Corporation          898,461      $   25,072,366

Telecommunications--1.7%  BCE Inc.                                691,490          18,544,836

                          Total Common Stocks in Canada                            43,617,202

Finland--1.4%
Paper--1.4%               UPM-Kymmene Oyj                         543,110          15,352,619

                          Total Common Stocks in Finland                           15,352,619

France--9.7%
Airlines--1.1%            Groupe Air France                       718,040          11,549,961

Consumer--                Societe BIC SA                          286,339          10,423,828
Office Products--1.0%

Oil--International--2.3%  Total Fina SA 'B'                       182,375          25,537,541

Pharmaceuticals--3.2%     Aventis SA                              435,987          34,806,752

Regional Banks--2.1%      Banque Nationale de Paris (BNP)         260,145          22,640,544

                          Total Common Stocks in France                           104,958,626

Germany--3.1%
Electric--Utilities--1.7% E.On AG                                 343,069          17,833,152

Banks--1.4%               DePfa Deutsche
                          Pfandbriefbank AG                       231,660          15,493,745

                          Total Common Stocks in
                          Germany                                                  33,326,897



June 30, 2001  Mercury HW International Value Fund


SCHEDULE OF INVESTMENTS
                                                                           In US Dollars
                                                                 Shares
Industry                          Investments                      Held             Value
COMMON STOCKS (CONTINUED)
Hong Kong--5.4%
Electric--Utilities--2.5% Hongkong Electric Holdings
                          Limited                                 873,500      $    3,359,658
                          Shandong International Power
                          Development Company
                          Limited 'H'                          96,916,000          23,359,541
                                                                                   26,719,199

Minerals--0.8%            Yanzhou Coal Mining Co.
                          Ltd. 'H'                             18,714,000           8,637,342

Publishing--0.8%          South China Morning Post
                          Holdings Ltd.                        13,147,000           8,680,502

Real Estate--1.3%         Henderson Land Development
                          Company Limited                       3,237,000          14,317,684

                          Total Common Stocks in
                          Hong Kong                                                58,354,727

Ireland--4.1%
Food Manufacturing--0.7%  Greencore Group PLC                   3,424,364           7,392,620

Paper--1.6%               Jefferson Smurfit Group PLC           9,677,675          17,861,001

Regional Banks--1.8%      Allied Irish Banks PLC                1,736,400          19,404,478

                          Total Common Stocks in Ireland                           44,658,099

Italy--1.5%
Telecommunications--1.5%  Telecom Italia SpA                    1,755,800          15,756,479

                          Total Common Stocks in Italy                             15,756,479



June 30, 2001  Mercury HW International Value Fund


SCHEDULE OF INVESTMENTS
                                                                            In US Dollars
                                                                 Shares
Industry                          Investments                      Held             Value
COMMON STOCKS (CONTINUED)
Japan--13.6%
Leisure/Toys--5.1%        NAMCO Ltd.                              814,400      $   14,626,812
                          Nintendo Company Ltd.                   222,600          40,514,913
                                                                               --------------
                                                                                   55,141,725

Office Equipment &        Canon, Inc.                             658,000          26,590,122
Supplies--2.5%

Retail--Convenience       Circle K Japan Co. Ltd.                 219,500           6,353,392
Store--0.6%

Small Loans &             Promise Co., Ltd.                       157,700          12,998,364
Finance--5.4%             Sanyo Shinpan Finance Co., Ltd.         401,700          14,042,752
                          Shohkoh Fund & Co., Ltd.                 17,710           2,893,921
                          Takefuji Corporation                    311,400          28,288,663
                                                                               --------------
                                                                                   58,223,700

                          Total Common Stocks in Japan                            146,308,939

Netherlands--6.9%
Chemicals/                Akzo Nobel NV                           305,771          12,943,286
Pharmaceuticals--1.2%

Commercial Services &     Vedior NV 'A'                           216,708           1,963,075
Supplies--0.2%

Electronics--2.0%         Koninklijke (Royal) Philips
                          Electronics NV                          832,235          22,060,091

Insurance-- ++ING Groep NV                                        329,286          21,521,316
Multi-Line--2.0%

Regional Banks--0.9%      ABN AMRO Holding NV                     547,490          10,285,177

Telecommunications--0.6%  KPN NV                                1,062,992           6,029,522

                          Total Common Stocks in the
                          Netherlands                                              74,802,467

New Zealand--1.8%
Telecommunications--1.8%  Telecom Corporation of
                          New Zealand Limited                   8,428,221          19,036,637

                          Total Common Stocks in
                          New Zealand                                              19,036,637



June 30, 2001  Mercury HW International Value Fund


SCHEDULE OF INVESTMENTS
                                                                            In US Dollars
                                                                 Shares
Industry                          Investments                      Held             Value
COMMON STOCKS (CONTINUED)
Norway--1.3%
Telecommunications--1.3%  Telenor A/S                           3,421,200      $   14,108,570

                          Total Common Stocks in Norway                            14,108,570

Portugal--2.3%
Electric--Utilities--1.4% Electricidade de Portugal,
                          SA (EDP)                              6,365,000          15,195,877

Telecommunications--0.9%  Portugal Telecom SA
                          (Registered Shares)                   1,270,551           8,863,343
                          Portugal Telecom, SGPS, SA
                          (Rights)(a)                           1,270,551             172,104
                                                                               --------------
                                                                                    9,035,447

                          Total Common Stocks in
                          Portugal                                                 24,231,324

Singapore--3.2%
Computer Services/        Creative Technology Limited           1,581,048          13,201,751
Software--1.2%

Money Center Banks--2.0%  United Overseas Bank Ltd.             3,389,432          21,393,232

                          Total Common Stocks in
                          Singapore                                                34,594,983

Spain--4.7%
Hotels--0.5%              NH Hoteles, SA                          444,000           5,251,189

Oil--Integrated--2.4%     Repsol-YPF, SA                        1,570,795          25,931,783

Tele-
communications--1.8%    ++Telefonica SA                         1,618,114          19,945,676

                          Total Common Stocks in Spain                             51,128,648

Sweden--1.0%
Household Products--1.0%  Electrolux AB 'B'                       813,350          11,245,262

                          Total Common Stocks in
                          Sweden                                                   11,245,262



June 30, 2001  Mercury HW International Value Fund


SCHEDULE OF INVESTMENTS
                                                                           In US Dollars
                                                                 Shares
Industry                          Investments                      Held             Value
COMMON STOCKS (CONTINUED)
Switzerland--5.4%
Building Materials--1.2%  Gerberit International AG
                          (Registered Shares)                      56,132      $   12,647,266

Insurance--               Zurich Financial Services AG             38,835          13,243,869
Multi-Line--1.2%

Machinery--0.7%           Sulzer AG (Registered Shares)            22,885           7,282,459

Pharmaceuticals--2.3%     Novartis AG (Registered Shares)         688,720          24,924,192

                          Total Common Stocks in
                          Switzerland                                              58,097,786

United Kingdom--25.8%
Aerospace & Defense--2.2% British Aerospace PLC                 4,848,961          23,220,666

Airports--1.7%            BAA PLC                               2,006,772          18,627,339

Beverages--2.5%           Allied Domecq PLC                     4,305,224          26,838,198

Biotechnology--1.4%     ++Celltech Group PLC                      869,271          14,646,062

Building Materials--2.2%  Hanson PLC                            3,136,640          23,093,525

Diversified               Smiths Industries PLC                   955,200          11,082,995
Companies--2.1%           Tomkins PLC                           4,506,977          11,599,661
                                                                               --------------
                                                                                   22,682,656

Electronic Equipment &    Spirent PLC                           3,101,200           9,638,976
Instruments--0.9%

Foods--2.7%               Unilever PLC                          3,481,485          29,329,199

Insurance--               CGNU PLC                              1,198,425          16,568,120
Multi-Line--1.5%

Publishing--2.0%          Reed International PLC                1,206,000          10,685,546
                          United Business Media PLC             1,375,762          11,183,558
                                                                               --------------
                                                                                   21,869,104



June 30, 2001  Mercury HW International Value Fund


SCHEDULE OF INVESTMENTS
                                                                            In US Dollars
                                                                 Shares
Industry                          Investments                      Held             Value
COMMON STOCKS (CONTINUED)
United Kingdom (concluded)
Regional Banks--3.2%      Lloyds TSB Group PLC                  2,088,963      $   20,903,283
                          Royal Bank of Scotland
                          Group PLC                               634,666          13,986,952
                                                                               --------------
                                                                                   34,890,235

Security Services--1.0%   Chubb PLC                             4,777,857          11,171,299

Tele-
communications--1.4%      British Telecommunications PLC        1,878,033          11,806,457
                        ++British Telecommunications PLC          563,409           3,448,016
                                                                               --------------
                                                                                   15,254,473

Tobacco--1.0%             British American Tobacco PLC          1,344,564          10,211,372

                          Total Common Stocks in the
                          United Kingdom                                          278,041,224

                          Total Common Stocks
                          (Cost--$969,053,675)                                  1,027,620,489

PREFERRED STOCKS--1.9%
Germany--1.9%
Medical Products &        Fresenius Medical Care AG
Supplies--1.9%            (Preferred)                             400,040      $   20,659,106

                          Total Preferred Stocks
                          (Cost--$16,375,873)                                      20,659,106



June 30, 2001  Mercury HW International Value Fund


SCHEDULE OF INVESTMENTS
                                                                            In US Dollars
                                                                   Face
                                     Issue                        Amount            Value
SHORT-TERM
INVESTMENTS--3.9%
Commercial Paper*--3.9%   Safeway Incorporated, 4.30%
                          due 7/02/2001                       $29,500,000      $   29,492,953
                          Sprint Capital Corporation,
                          4.35% due 7/02/2001                  12,300,000          12,297,028

                          Total Short-Term Investments
                          (Cost--$41,789,981)                                      41,789,981

                          Total Investments
                          (Cost--$1,027,219,529)--101.0%                        1,090,069,576
                          Liabilities in Excess of
                          Other Assets--(1.0%)                                   (11,188,368)
                                                                               --------------
                          Net Assets--100.0%                                   $1,078,881,208
                                                                               ==============

++Non-income producing security.
*Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
(a)The rights may be exercised until 7/10/2001.

See Notes to Financial Statements.




June 30, 2001  Mercury HW International Value Fund


STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2001
Assets:
Investments, at value (identified cost--$1,027,219,529)                                  $1,090,069,576
Receivables:
   Capital shares sold                                              $    9,207,472
   Dividends                                                             3,397,491
   Forward foreign exchange contracts                                       55,798           12,660,761
                                                                    --------------
Prepaid expense and other assets                                                                 82,107
                                                                                         --------------
Total assets                                                                              1,102,812,444
                                                                                         --------------

Liabilities:
Payables:
   Capital shares redeemed                                              16,143,401
   Securities purchased                                                  5,927,365
   Investment adviser                                                      633,491
   Distributor                                                               9,060           22,713,317
                                                                    --------------
Accrued expenses and other liabilities                                                        1,217,919
                                                                                         --------------
Total liabilities                                                                           23,931,236
                                                                                         --------------

Net Assets:
Net assets                                                                               $1,078,881,208
                                                                                         ==============

Net Assets Consist of:
Paid-in capital                                                                          $  979,664,462
Undistributed investment income--net                                                          7,361,201
Undistributed realized capital gains on investments and
foreign currency transactions--net                                                           29,217,336
Unrealized appreciation on investments and foreign currency
transactions--net                                                                            62,638,209
                                                                                         --------------
Net assets                                                                               $1,078,881,208
                                                                                         ==============

Net Asset Value:
Class I--Based on net assets of $1,024,992,891 and
44,622,238 shares outstanding++                                                          $        22.97
                                                                                         ==============
Class A--Based on net assets of $52,110,217 and
2,276,682 shares outstanding++                                                           $        22.89
                                                                                         ==============
Class B--Based on net assets of $1,015,753 and
43,984 shares outstanding++                                                              $        23.09
                                                                                         ==============
Class C--Based on net assets of $762,347 and
33,282 shares outstanding++                                                              $        22.91
                                                                                         ==============

++Unlimited shares of no par value authorized.

See Notes to Financial Statements.

June 30, 2001  Mercury HW International Value Fund


STATEMENT OF OPERATIONS
For the Year Ended June 30, 2001
Investment Income:
Dividends (net of $3,064,439 foreign withholding tax)                                    $   32,827,137
Interest and discount earned                                                                  2,508,649
                                                                                         --------------
Total income                                                                                 35,335,786
                                                                                         --------------
Expenses:
Investment advisory fees                                            $    9,282,592
Transfer agent fees--Class I                                             1,816,424
Custodian fees                                                             740,958
Accounting services                                                        614,487
Printing and shareholder reports                                           240,331
Professional fees                                                          196,387
Trustees' fees and expenses                                                 76,346
Registration fees                                                           74,880
Account maintenance fees--Class A                                           51,034
Transfer agent fees--Class A                                                38,913
Pricing fees                                                                11,751
Account maintenance and distribution fees--Class B                           2,213
Account maintenance and distribution fees--Class C                           1,219
Transfer agent fees--Class B                                                   450
Transfer agent fees--Class C                                                   434
Other                                                                       73,418
                                                                    --------------
Total expenses                                                                               13,221,837
                                                                                         --------------
Investment income--net                                                                       22,113,949
                                                                                         --------------
Realized & Unrealized Gain (Loss) on
Investments & Foreign Currency
Transactions--Net:
Realized gain (loss) from:
  Investments--net                                                      32,304,108
  Foreign currency transactions--net                                   (2,152,561)           30,151,547
                                                                    --------------
Change in unrealized appreciation/depreciation on:
  Investments--net                                                   (137,962,075)
  Foreign currency transactions--net                                   (6,498,074)        (144,460,149)
                                                                    --------------      ---------------
Net Decrease in Net Assets Resulting from Operations                                    $  (92,194,653)
                                                                                        ===============

See Notes to Financial Statements.

June 30, 2001  Mercury HW International Value Fund

STATEMENTS OF CHANGES IN NET ASSETS
                                                                          For the Year Ended June 30,
Increase (Decrease)in Net Assets:                                       2001                      2000
Operations:
Investment income--net                                              $   22,113,949       $   22,236,598
Realized gain on investments and foreign currency
transactions--net                                                       30,151,547          132,891,780
Change in unrealized appreciation/depreciation
on investments and foreign currency transactions--net                (144,460,149)           55,922,798
                                                                    --------------       --------------
Net increase (decrease) in net assets resulting from
operations                                                            (92,194,653)          211,051,176
                                                                    --------------       --------------

Dividends & Distributions to Shareholders:
Investment income--net:
                    Class I                                           (24,062,036)         (37,662,541)
                    Class A                                              (304,802)             (85,103)
                    Class B                                                    (3)                   --
                    Class C                                                  (238)                   --
Realized gain on investments--net:
                    Class I                                           (86,367,308)         (75,054,374)
                    Class A                                            (1,168,071)            (172,601)
                    Class B                                                   (20)                   --
                    Class C                                                  (903)                   --
                                                                    --------------       --------------
Net decrease in net assets resulting from dividends and
distributions to shareholders                                        (111,903,381)        (112,974,619)
                                                                    --------------       --------------

Capital Share Transactions:
Decrease in net assets derived from net capital share
transactions                                                         (115,855,880)         (79,287,409)
                                                                    --------------       --------------

Net Assets:
Total increase (decrease)in net assets                               (319,953,914)           18,789,148
Beginning of year                                                    1,398,835,122        1,380,045,974
                                                                    --------------       --------------
End of year*                                                        $1,078,881,208       $1,398,835,122
                                                                    ==============       ==============

*Undistributed investment income--net                               $    7,361,201       $   11,655,824
                                                                    ==============       ==============

See Notes to Financial Statements.


June 30, 2001  Mercury HW International Value Fund

FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived from information provided in the financial statements.

                                                                         Class I++

Increase (Decrease) in                                            For the Year Ended June 30,
Net Asset Value:                                     2001         2000        1999         1998       1997
Per Share Operating Performance:
Net asset value, beginning of
year                                             $    27.33    $   25.73    $   25.33   $   24.17   $   20.44
                                                 ----------   ----------   ----------  ----------  ----------
Investment income--net                                  .48          .43          .59         .59         .59
Realized and unrealized gain (loss)
on investmentsand foreign
currency transactions--net                           (2.53)         3.43          .40        1.23        3.78
                                                 ----------   ----------   ----------  ----------  ----------
Total from investment operations                     (2.05)         3.86          .99        1.82        4.37
                                                 ----------   ----------   ----------  ----------  ----------
Less dividends and distributions:
   Investment income--net                             (.50)        (.76)        (.25)       (.66)       (.48)
   Realized gain on
   investments--net                                  (1.81)       (1.50)        (.34)          --       (.16)
                                                 ----------   ----------   ----------  ----------  ----------
Total dividends and distributions                    (2.31)       (2.26)        (.59)       (.66)       (.64)
                                                 ----------   ----------   ----------  ----------  ----------
Net asset value, end of year                     $    22.97    $   27.33    $   25.73   $   25.33   $   24.17
                                                 ==========    =========    =========   =========   =========

Total Investment Return:*
Based on net asset value per
share                                               (7.79%)       15.60%        4.22%       7.77%      21.59%
                                                 ==========    =========    =========   =========   =========

Ratios to Average Net Assets:
Expenses, net of reimbursement                        1.06%        1.06%         .95%        .89%       1.00%
                                                 ==========    =========    =========   =========   =========
Expenses                                              1.06%        1.06%         .95%        .89%       1.07%
                                                 ==========    =========    =========   =========   =========
Investment income--net                                1.78%        1.62%        1.98%       2.32%       2.66%
                                                 ==========    =========    =========   =========   =========

Supplemental Data:
Net assets, end of year
(in thousands)                                  $ 1,024,993   $1,393,910   $1,378,900  $1,476,810  $  888,530
                                                ===========   ==========   ==========  ==========  ==========
Portfolio turnover                                      26%          50%          41%         20%         18%
                                                ===========   ==========   ==========  ==========  ==========

*Total investment returns exclude the effects of sales charges. The
Fund's investment adviser paid annual operating expenses in excess of 1.0% of the Fund's Class I net assets until 3/01/1999, when it stopped capping. Without such expense cap, the Fund's performance would have been lower.
++Prior to October 6, 2000, Class I Shares were designated as
Investor Class Shares.

See Notes to Financial Statements.

June 30, 2001  Mercury HW International Value Fund


FINANCIAL HIGHLIGHTS (CONTINUED)
The following per share data and ratios have been derived from information provided in the financial statements.
                                                                              Class A++++
                                                                       For the            For the Period
                                                                      Year Ended          June 2, 1999++
                                                                       June 30,            to June 30,

Increase (Decrease) in Net Asset Value:                          2001                2000           1999
Per Share Operating Performance:
Net asset value, beginning of period                      $     27.27         $     25.72    $     25.20
                                                          -----------         -----------    -----------
Investment income--net                                            .31                 .39            .05
Realized and unrealized gain (loss) on
investments and foreign currency
transactions--net                                              (2.41)                3.41            .47
                                                          -----------         -----------    -----------
Total from investment operations                               (2.10)                3.80            .52
                                                          -----------         -----------    -----------
Less dividends and distributions:
   Investment income--net                                       (.47)               (.74)             --
   Realized gain on investments--net                           (1.81)              (1.51)             --
                                                          -----------         -----------    -----------
Total dividends and distributions                              (2.28)              (2.25)             --
                                                          -----------         -----------    -----------
Net asset value, end of period                            $     22.89         $     27.27    $     25.72
                                                          ===========         ===========    ===========

Total Investment Return:**
Based on net asset value per share                            (8.00%)              15.36%       2.06%+++
                                                          ===========         ===========    ===========

Ratios to Average Net Assets:
Expenses                                                        1.31%               1.31%         1.30%*
                                                          ===========         ===========    ===========
Investment income--net                                          2.05%               1.37%         2.77%*
                                                          ===========         ===========    ===========

Supplemental Data:
Net assets, end of period (in thousands)                  $    52,110         $     4,920    $     1,150
                                                          ===========         ===========    ===========
Portfolio turnover                                                26%                 50%            41%
                                                          ===========         ===========    ===========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Prior to October 6, 2000, Class A Shares were designated as
Distributor Class Shares.
+++Aggregate total investment return.

See Notes to Financial Statements.

June 30, 2001  Mercury HW International Value Fund


FINANCIAL HIGHLIGHTS (CONCLUDED)
The following per share data and ratios have been derived from information provided in the financial statements.
                                                                                 For the Period
                                                                                 October 6, 2000++
                                                                                 to June 30, 2001
Increase (Decrease) in Net Asset Value:                                    Class B            Class C
Per Share Operating Performance:
Net asset value, beginning of period                                   $     25.65          $     25.65
                                                                       -----------          -----------
Investment income--net                                                         .39                  .60
Realized and unrealized loss on investments and foreign
currency transactions--net                                                   (.82)               (1.05)
                                                                       -----------          -----------
Total from investment operations                                             (.43)                (.45)
                                                                       -----------          -----------
Less dividends and distributions:
   Investment income--net                                                    (.32)                (.48)
   Realized gain on investments--net                                        (1.81)               (1.81)
                                                                       -----------          -----------
Total dividends and distributions                                           (2.13)               (2.29)
                                                                       -----------          -----------
Net asset value, end of period                                         $     23.09          $     22.91
                                                                       ===========          ===========

Total Investment Return:**
Based on net asset value per share                                      (2.01%)+++           (2.11%)+++
                                                                       ===========          ===========

Ratios to Average Net Assets:
Expenses                                                                    2.18%*               1.70%*
                                                                       ===========          ===========
Investment income--net                                                      1.49%*               1.76%*
                                                                       ===========          ===========

Supplemental Data:
Net assets, end of period (in thousands)                               $     1,016           $      762
                                                                       ===========          ===========
Portfolio turnover                                                             26%                  26%
                                                                       ===========          ===========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
+++Aggregate total investment return.

See Notes to Financial Statements.

June 30, 2001  Mercury HW International Value Fund



NOTES TO FINANCIAL STATEMENTS


1 Significant Accounting Policies:
Mercury HW International Value Fund (the "Fund") (formerly International Fund) is a fund of Mercury HW Funds (the "Trust") (formerly Hotchkis and Wiley Funds). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which is organized as a Massachusetts business trust. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.


JUNE 30, 2001  MERCURY HW INTERNATIONAL VALUE FUND



NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Expenses--Common expenses incurred by the Trust are allocated among the funds based upon: (i) relative net assets; (ii) as incurred on a specific indentification basis; or (iii) evenly among the funds, depending on the nature of the expenditure.

(h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $2,041,493 have been reclassified between undistributed net investment income and undistributed net realized capital gains and $3,967,430 has been reclassified between undistributed net realized capital gains and paid-in capital. These reclassifications have no effect on net assets or net asset values per share.

2 Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement for the Fund with Fund Asset Management L.P., doing business as Mercury Advisors. The general partner of Mercury Advisors is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. Mercury Advisors is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund's net assets.

JUNE 30, 2001  MERCURY HW INTERNATIONAL VALUE FUND



NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Mercury Advisors has entered into subadvisory agreements for the Fund with Merrill Lynch Investment Managers International Limited and Merrill Lynch Asset Management U.K. Limited, affiliated investment advisers that are indirect subsidiaries of ML & Co. The subadvisory arrangements are for investment research, recommendations, and other investment-related services to be provided to the Fund. There is no increase in aggregate fees paid by the Fund for these services.

The Trust on behalf of the Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD"
or the "Distributor"), an indirect, wholly-owned subsidiary of
Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment
Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at the annual rates based upon the average daily net assets of the shares as follows:
                                             Account       Distribution
                                         Maintenance Fee       Fee

Class A                                        .25%             --
Class B                                        .25%            .75%
Class C                                        .25%            .75%

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., and selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor, MLPF&S and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor, MLPF&S and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class I and Class A Shares as follows:

                                               FAMD           MLPF&S

Class I                                       $   68         $   230
Class A                                       $3,564         $34,217

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.
Prior to January 1, 2001, Mercury Advisors provided accounting services to the Fund at its cost and the Fund reimbursed Mercury Advisors for these services. Mercury Advisors continues to provide certain accounting services to the Fund. The Fund reimbursed Mercury Advisors at its cost for such services. For the year ended June 30, 2001, the Fund reimbursed Mercury Advisors an aggregate of $363,274 for the above-described services. The Trust entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

JUNE 30, 2001  MERCURY HW INTERNATIONAL VALUE FUND



NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Advisors, PSI, FAMD, FDS, and/or ML & Co.

Certain authorized agents of the Fund charge a fee for accounting and shareholder services that they provide to the Fund on behalf of certain shareholders; the portion of this fee paid by the Fund is included within Transfer agent fees in the Statement of Operations.

3 Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2001 were $309,577,670 and $476,702,753, respectively.

Net realized gains (losses) for the year ended June 30, 2001 and net unrealized gains (losses) as of June 30, 2001 were as follows:

                                              Realized        Unrealized
                                           Gains (Losses)   Gains (Losses)

Long-term investments                      $32,304,420      $ 62,850,047
Short-term investments                           (312)                --
Foreign currency transactions              (2,152,561)         (211,838)
                                           -----------     -------------
Total                                      $30,151,547      $ 62,638,209
                                           ===========      ============

As of June 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $46,475,710, of which $175,155,838 related to appreciated securities and $128,680,128 related to depreciated securities. At June 30, 2001, the aggregate cost of investments for Federal income tax purposes was $1,010,845,192.

4    Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $115,855,880 and $79,287,409 for the years ended June 30, 2001 and 2000, respectively.

Transactions in capital shares for each class were as follows:

Class I Shares for the Year
Ended June 30, 2001++                          Shares      Dollar Amount

Shares sold                                98,717,660    $ 2,482,955,376
Shares issued to shareholders in
reinvestment of dividends and
distributions                               4,533,334        107,893,353
Total issued                              103,250,994      2,590,848,729
Shares redeemed                         (109,639,677)    (2,757,617,031)
                                      ----------------------------------
Net decrease                              (6,388,683)   $  (166,768,302)
                                      ==================================

++Prior to October 6, 2000, Class I Shares were designated as
Investor Class Shares.


JUNE 30, 2001  MERCURY HW INTERNATIONAL VALUE FUND



NOTES TO FINANCIAL STATEMENTS (CONTINUED)



Class I Shares for the Year
Ended June 30, 2000++                        Shares      Dollar Amount

Shares sold                               124,995,665    $ 3,271,006,382
Shares issued to shareholders in
reinvestment of dividends and
distributions                               3,484,750         89,209,615
                                      ----------------------------------
Total issued                              128,480,415      3,360,215,997
Shares redeemed                         (131,064,969)    (3,443,097,857)
                                      ----------------------------------
Net decrease                              (2,584,554)   $   (82,881,860)
                                      ==================================

++Prior to October 6, 2000, Class I Shares were designated as
Investor Class Shares.

Class A Shares for the Year
Ended June 30, 2001++                          Shares      Dollar Amount

Shares sold                                 8,386,164     $  197,530,198
Shares issued to shareholders in
reinvestment of dividends and
distributions                                  62,015          1,472,865
                                      ----------------------------------
Total issued                                8,448,179        199,003,063
Shares redeemed                           (6,352,020)      (149,910,784)
                                      ----------------------------------
Net increase                                2,096,159     $   49,092,279
                                      ==================================

++Prior to October 6, 2000, Class A Shares were designated as
Distributor Class Shares.

Class A Shares for the Year
Ended June 30, 2000++                          Shares      Dollar Amount

Shares sold                                   171,642     $    4,536,924
Shares redeemed                              (35,712)          (942,473)
                                      ----------------------------------
Net increase                                  135,930     $    3,594,451
                                      ==================================

++Prior to October 6, 2000, Class A Shares were designated as
Distributor Class Shares.

Class B Shares for the Period
October 6, 2000++ to June 30, 2001             Shares      Dollar Amount

Shares sold                                    46,815     $    1,113,790
Shares issued to shareholders in
reinvestment of dividends and
distributions                                       1                 34
                                      ----------------------------------
Total issued                                   46,816          1,113,824
Shares redeemed                               (2,832)           (69,460)
                                      ----------------------------------
Net increase                                   43,984     $    1,044,364
                                      ==================================

++Commencement of operations.

Class C Shares for the Period
October 6, 2000++ to June 30, 2001             Shares      Dollar Amount

Shares sold                                    33,825     $      788,220
Shares issued to shareholders in
reinvestment of dividends and
distributions                                      47              1,125
                                      ----------------------------------
Total issued                                   33,872            789,345
Shares redeemed                                 (590)           (13,566)
                                      ----------------------------------
Net increase                                   33,282     $      775,779
                                      ==================================

++Commencement of operations.


JUNE 30, 2001  MERCURY HW INTERNATIONAL VALUE FUND



NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

5 Short-Term Borrowings:
On December 1, 2000, the Trust, along with certain other funds managed by Mercury Advisors and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended June 30, 2001.

6 Commitments:
At June 30, 2001, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase various foreign currencies with an approximate value of $4,824,000.

7 Change in Independent Auditors:
On July 31, 2001, the Board of Trustees of the Trust, upon the recommendation of the Board's audit committee, approved a change of the Fund's independent auditors to Ernst & Young LLP. For the periods ended June 30, 1997 through June 30, 2000, PricewaterhouseCoopers LLP expressed an unqualified opinion on the Fund's statements. Further, there were no disagreements between Fund management and PricewaterhouseCoopers LLP prior to their resignation.




June 30, 2001 Mercury HW International Value Fund


REPORT OF INDEPENDENT AUDITORS


To the Board of Trustees of Mercury HW Funds and Shareholders of the Mercury HW International Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Mercury HWInternational Value Fund (one of the portfolios comprising the Mercury HWFunds) as of June 30, 2001, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 2000 and financial highlights for each of the four years in the period then ended were audited by other auditors, whose report dated August 17, 2000 expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mercury HW International Value Fund at June 30, 2001, and the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG
MetroPark, New Jersey
August 10, 2001


June 30, 2001  Mercury HW International Value Fund



IMPORTANT TAX INFORMATON
(UNAUDITED)

The following information summarizes all per share distributions paid by Mercury HW International Value Fund during the year ended
June 30, 2001:
                                                                             Foreign
                                   Domestic        Foreign       Total        Taxes    Long-Term
      Record        Payable     Non-Qualifying      Source      Ordinary     Paid or    Capital
       Date           Date          Income          Income       Income      Withheld    Gains*
Class I Shares:
    12/11/2000     12/15/2000       $.753348      $.505025     $1.258373     $.065131   $1.054077

Class A Shares:
    12/11/2000     12/15/2000       $.734230      $.492210     $1.226440     $.065131   $1.054077

Class B Shares:
    12/11/2000     12/15/2000       $.644499      $.432056     $1.076555     $.065131   $1.054077

Class C Shares:
    12/11/2000     12/15/2000       $.737755      $.494572     $1.232327     $.065131   $1.054077

*All of the long-term capital gain distributions are subject to a maximum 20% tax rate.


The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

June 30, 2001  Mercury HW International Value Fund



OFFICERS AND TRUSTEES

Robert L. Burch III, Trustee
John A. G. Gavin, Trustee
Joe Grills, Trustee
Nigel Hurst-Brown, Trustee
Madeline A. Kleiner, Trustee
Richard R. West, Trustee
Nancy D. Celick, President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary
Anna Marie S. Lopez, Assistant Treasurer and Assistant Secretary

Custodian
Brown Brothers Harriman &Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260


June 30, 2001  Mercury HW International Value Fund